UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2017
______________
Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)
______________

Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387
 (Address of principal executive offices) (Zip Code)
(574) 267-6144
 (Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b)
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition
On January 25, 2017, Lakeland Financial Corporation issued a press release announcing its earnings for the three months and twelve months ended December 31, 2016. The news release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1  Press Release dated January 25, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LAKELAND FINANCIAL CORPORATION

Dated:  January 25, 2017 By:   /s/Lisa M. O'Neill
                                        Lisa M. O'Neill
                                        Executive Vice President
                                        and Chief Financial Officer